Exhibit 32.1

                            SECTION 906 CERTIFICATION

I, Lawrence Stumbaugh, President and Chief Executive Officer of AssuranceAmerica Corporation (the "Company"), and I, Robert J. Cormican, Senior Vice President and Chief Financial Officer of the Company, do hereby certify in accordance with 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2004(the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. ss.ss. 78m or 78o(d)); and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 15, 2004


                                        /s/ Lawrence Stumbaugh
                                        -------------------------------
                                        Lawrence Stumbaugh
                                        President and CEO
                                        (Principal Executive Officer)


                                        /s/ Robert J. Cormican
                                        -------------------------------
                                        Robert J. Cormican
                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Principal Financial Officer)


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